Rule 497(e)
                                      Registration Nos. 333-174332 and 811-22559


                      FIRST TRUST EXCHANGE-TRADED FUND IV

                    FIRST TRUST ENHANCED SHORT MATURITY ETF
                                  (the "Fund")

               SUPPLEMENT TO THE PROSPECTUS DATED AUGUST 6, 2014
                                      AND
           STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 6, 2014,
                        AS SUPPLEMENTED ON SEPTEMBER 25, 2014


                             DATED OCTOBER 29, 2014


      1. Notwithstanding anything to the contrary in the prospectus for the Fund, the section entitled "Summary Information - Fees and Expenses of the Fund" in the prospectus is replaced in its entirety with the following:

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
   offering price)                                                       None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
         Management Fees                                                 0.45%
         Distribution and Service (12b-1) Fees (1)                       0.00%
         Other Expenses(2)                                               0.00%
         Acquired Fund Fees and Expenses(3)                              0.04%
                                                                       ---------
         Total Annual Fund Operating Expenses                            0.49%
         Fee Waiver and Expense Reimbursement(4)(5)                      0.24%
                                                                       ---------
      Total Annual Fund Operating Expenses After Fee Waiver and
         Expense Reimbursement                                           0.25%

      EXAMPLE

      The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

      The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain (i) at current levels until August 6, 2015, (ii) at 0.35% from August 6, 2015 to October 29, 2015, (iii) at 0.45% from October 29, 2015 to August 6, 2016, and (iv) thereafter at 0.70% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 YEAR                 3 YEARS
                             $28                    $153

      -----------------
      (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before August 6, 2016.

      (2) Other Expenses are estimates based on the expenses the Fund expects to incur for the current fiscal year.

      (3) Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

      (4) Pursuant to contractual agreements, the Fund's investment advisor has agreed to waive management fees of (a) 0.20% of average daily net assets until August 6, 2015, and (b) 0.10% of average daily net assets from August 6, 2015 to October 29, 2015. The waiver agreements may be terminated by action of the Trust's Board of Trustees at any time upon 60 days' written notice by the Trust on behalf of the Fund or by the Fund's investment advisor only after
            (a) August 6, 2015 with respect to the waiver of the first 0.10% of average daily net assets, and (b) October 29, 2015 with respect to the waiver of the second 0.10% of average daily net assets.

      (5) Pursuant to a contractual agreement between the Trust, on behalf of the Fund, and the Fund's investment advisor, the management fees paid to the Fund's investment advisor will be reduced by the proportional amount of the acquired fund fees and expenses of the shares of investment companies held by the Fund so that the Fund would not bear the indirect costs of holding them, provided, that, the investment companies are advised by the Fund's investment advisor. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust's Board of Trustees or (ii) the termination of the Fund's management agreement with the Fund's investment advisor; however, it is expected to remain in place for no less than one year from August 6, 2014.

      PORTFOLIO TURNOVER

      The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.



      2. Notwithstanding anything to the contrary in the prospectus for the Fund, the second and third sentences of the second paragraph of the section entitled "Management of the Fund - Management Fee" in the prospectus are replaced in their entirety with the following:

            Pursuant to contractual agreements, First Trust has agreed to waive management fees of (a) 0.20% of average daily net assets until August 6, 2015, and (b) 0.10% of average daily net assets from August 6, 2015 to October 29, 2015. The waiver agreements may be terminated by action of the Trust's Board of Trustees at any time upon 60 days' written notice by the Trust on behalf of the Fund or by the Fund's investment advisor only after (a) August 6, 2015 with respect to the waiver of the first 0.10% of average daily net assets, and (b) October 29, 2015 with respect to the waiver of the second 0.10% of average daily net assets.



      3. Notwithstanding anything to the contrary in the statement of additional information for the Fund, the last sentence of the carry-over paragraph at the top of page 38 of the statement of additional information is replaced in its entirety with the following:

            Pursuant to contractual agreements, First Trust has agreed to waive management fees of (a) 0.20% of average daily net assets until August 6, 2015, and (b) 0.10% of average daily net assets from August 6, 2015 to October 29, 2015. The waiver agreements may be terminated by action of the Trust's Board of Trustees at any time upon 60 days' written notice by the Trust on behalf of the Fund or by the Fund's investment advisor only after (a) August 6, 2015 with respect to the waiver of the first 0.10% of average daily net assets, and (b) October 29, 2015 with respect to the waiver of the second 0.10% of average daily net assets.


     PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS AND STATEMENT OF
                  ADDITIONAL INFORMATION FOR FUTURE REFERENCE